                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)           November 20, 1998
                                                -----------------------------

BANK ONE CORPORATION
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                               333-60313             31-0738296
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(STATE OR OTHER JURISDICTION           (COMMISSION           (IRS EMPLOYER
  OF INCORPORATION)                    FILE NUMBER)          IDENTIFICATION NO.)


One First National Plaza, Chicago, IL                                 60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   312-732-4000
                                                     ------------
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------


  The Registrant hereby incorporates by reference the information contained in the Exhibit hereto listed below in response to this Item 7, in connection with the merger of First Chicago NBD Corporation, a Delaware corporation, with and into the Registrant, successor to BANC ONE CORPORATION, an Ohio corporation.

Exhibit Number    Description of Exhibits
--------------    -----------------------

99 Supplemental financial information for each of the seven calendar quarters in the period from January 1, 1997 through September 30, 1998.


Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               BANK ONE CORPORATION
                                               --------------------
                                               (REGISTRANT)


Date:  November 20, 1998                       By:     /s/ William J. Roberts
      --------------------                            --------------------------
                                               Title: Controller

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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------

99 Supplemental financial information for each of the seven calendar quarters in the period from January 1, 1997 through September 30, 1998.

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